Exhibit 16.1

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

406 Lippincott Drive, Ste. J
Marlton, NJ 08053-4168
(856) 346-2828   Fax (856) 396-0022

November 4, 2009

U.S. Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re:           China XD Plastics Company Limited.

Dear Sir/Madam:

We have read the statements of China XD Plastics Company Limited pertaining to our firm included under Item 4.01 of Form 8-K to be filed on November 6, 2009 and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/Bagell Josephs, Levine & Company, LLC
Bagell Josephs, Levine & Company, LLC
Marlton, New Jersey